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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement of Award Software International, Inc. on Form S-8 (File No. 333-17607) of our report dated January 29, 1998 appearing on page 29 of this Annual Report on Form 10-K of Award Software International, Inc. for the year ended December 31, 1997.


/s/ PRICE WATERHOUSE LLP

San Jose, California
March 27, 1998